Prospectus supplement dated May 1, 2016
to the following prospectus(es):
Nationwide YourLife Accumulation VUL – NLAIC, Nationwide YourLife Accumulation VUL - New York, BOA FPVUL, Marathon Performance VUL, Nationwide YourLife Protection VUL – NLAIC, Nationwide YourLife Protection VUL - New York, BOA Next Generation FPVUL, BOA ChoiceLife FPVUL, BOA Next Generation II FPVUL, Nationwide YourLife Survivorship VUL, and Nationwide YourLife Survivorship VUL - New York prospectus dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Total Annual Mutual Fund Operating Expenses table in the In Summary: Fee Tables section is deleted in its entirety and replaced with the following:
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.13%	3.04%
GWP-0623